Exhibit 99.2
September 18, 2006
To all Northern Empire Bancshares Employees:
Yesterday, Northern Empire Bancshares entered into a Definitive Agreement to merge with Sterling Financial Corporation, the parent company of “Sterling Savings Bank” headquartered in Spokane, Washington. Because both are public companies, I am sending you this announcement as soon as legally possible hoping you will hear it first from me.
Heidi Stanley, the Vice Chair and Chief Operating Officer of Sterling Savings Bank, is here with me today to celebrate this news with all of us.
This merger expands both of our community bank franchises to become the Third Largest Community Bank in the West. This merger provides added capacity, increased revenue streams and most importantly, new opportunities. When you bring two customer service-oriented companies together, great things will happen. Our combined assets are expected to exceed $11 billion!
Sterling Savings Bank has over 140 branches, 2,000 employees and they are highly regarded by their shareholders and in their marketplaces. We anticipate closing this merger in March or April 2007 and we expect that we will keep our name Sonoma National Bank until all the details are worked out and that we will eventually become “Sterling Savings Bank.”
I am excited to fill you in on all of the details and know this is huge news that will take some time to absorb. It is the belief of both boards of directors that merging our two companies is very positive and provides new and expanded products and services to our customers. Sterling’s “Hometown Helpful”® brand of business is consistent with the way we’ve always done business so the theme is the same. Their Chairman of the Board, Harold Gilkey, will visit us but is in New York today announcing this important news.
There will be changes but you have my commitment we will make this as seamless as possible. The Board of Directors and I feel this is the best partner for us. I am staying after the merger closes along with David, many senior managers, Jim Keegan and Clem Carinalli.
I know there will be lots of questions. Heidi Stanley and I have set up a conference call this morning at 8:30 a.m. to provide more details. Please call in at 1-866-818-1395.
I look forward to seeing each of you as soon as I can and thank you in advance for your patience in this process. Your continued support and commitment will make this a huge success!
Debbie
* * * * *

Additional Information and Where to Find It
Sterling Financial Corporation intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Sterling and Northern Empire Bancshares expect to mail a proxy statement/prospectus to their respective security holders, containing information about the transaction. Investors and security holders of Sterling and Northern Empire are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Northern Empire and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. These documents may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, California 95404, or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com.
Sterling, Northern Empire and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Northern Empire with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 24, 2006. Information regarding Northern Empire’s officers and directors is included in Northern Empire’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. A description of the interests of the directors and executive officers of Sterling and Northern Empire in the merger will be set forth in Northern Empire’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.

FORWARD LOOKING STATEMENTS
This letter may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Northern Empire and Sterling, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Northern Empire’s or Sterling’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Northern Empire and Sterling and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Northern Empire and Sterling may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Northern Empire or Sterling may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Northern Empire’s and Sterling’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Northern Empire’s and Sterling’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website at www.sec.gov.
Northern Empire cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Northern Empire or any person acting on Northern Empire’s behalf are expressly qualified in their entirety by the cautionary statements above. Northern Empire does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.